                                                                    EXHIBIT 10.4

                             EMPLOYMENT AGREEMENT

     This Employment Agreement is made and entered into as of this 16th day of September, 1998, by and between Cypress Financial Services, Inc., a Nevada corporation (the "Company"), and Manuel Occiano, an individual ("Executive").

                                    RECITALS

     A   The Company desires to engage the services of Executive for the
Company.

     B. Executive is willing and desires to be employed by the Company, and the Company desires to employ Executive, upon the terms, covenants and conditions hereinafter set forth.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter set forth, the parties hereto do hereby agree as follows:

     A.  Employment. The Company hereby employs Executive as its chief executive
         ----------
officer, subject to the supervision and direction of the Company's Board of Directors. Each year during the Term hereof, the Company shall use its best efforts to cause Executive to be elected to serve on the Company's Board of Directors.

     B.  Term. The term of this Agreement shall be for the period commencing on
         ----
the date set forth above and shall continue through August 31, 2001, unless terminated earlier pursuant to Section F below; provided, however, that Executive's obligations in Sections D and E below shall continue in effect after such termination. This three-year period is hereinafter referred to as the "Term".

     C.  Compensation; Reimbursement.
         ---------------------------

         1.  Base Salary.  For all Services rendered by Executive under this
             -----------
Agreement, the Company shall pay Executive a base salary of one hundred eighty thousand dollars ($180,000) per annum, payable twice monthly in equal installments (the "Base Salary"). Executive's base salary may be increased up to twenty percent (20%) each year if Executive meets certain performance criteria, as mutually agreed to by Executive and the Company and accepted by the Compensation Committee of the Board of Directors.

         2.  Management Bonus.  As additional compensation, Executive shall be
             ----------------
eligible to participate in the management bonus pool to be established by the Board of Directors and administered by the Compensation Committee. The bonus pool will consist of an amount equal to a percentage of the Company's net income before income taxes, excluding extraordinary gains and any residual income from securitizations. The bonus percentage will start once the Company has achieved a minimum net income figure and will increase pursuant to a graduated schedule up to a ceiling of ten percent (10%). Participants in the management bonus pool may earn an annual bonus of an amount up to their base salary. During the first year of this Agreement, Executive shall be entitled to quarterly advances of $22,500 against his management bonus, which will be offset against his management bonus when earned. In the event that Executive's advances during such year exceed his actual earned management bonus, Executive shall be obligated to repay to the Company such shortfall. Any such shortfall shall not be compensation for accounting or personal income tax purposes.

         3.  Stock Options.  The Company shall, pursuant to the Company's stock
             -------------
option plan, grant to Executive an option to purchase 300,000 shares of the Company's common stock at an exercise price of $1.3125 per share. The option shall vest immediately upon grant as to 60,000 shares, with the balance of the option vesting at the rate of 20,000 shares per quarter over the three year period following the grant. Under the Company's stock option plan, no options can be exercised during the first six (6) months following the date of the grant.

         4.  Stock Purchase Loan.  The Company agrees to loan to Executive up to
             -------------------
one hundred thousand dollars ($100,000) to be used by Executive to purchase shares of the Company's publicly traded common stock on the open market. The loan shall be evidenced by a Recourse Secured Promissory Note, substantially in the form of the attached Exhibit A. The loan shall be secured by a pledge of the common stock so acquired pursuant to the terms of a Pledge Agreement and Security Interest in the Proceeds of Sale, substantially in the form of the attached Exhibit B.

         5.  Additional Benefits.  In addition to the Base Salary and the
             -------------------
Management Bonus, Executive shall be entitled to all other benefits of employment provided to other officers and key employees of the Company, including the Company's medical, dental and other insurance and health and welfare plans.

         6.  Reimbursement.  Executive shall be reimbursed for all reasonable
             -------------
"out-of-pocket" business expenses and disbursements for business travel and business entertainment incurred in connection with the performance of his duties under this Agreement (1) so long as such expenses constitute business deductions (in whole or in part) from taxable income for the Company and are excludable from taxable income to the Executive under the governing laws and regulations of the Internal Revenue Code (provided, however, that Executive shall be entitled to full reimbursement in any case where the Internal Revenue Service may, under
Section 274(n) of the Internal Revenue Code, disallow to the Company 20% of meals and entertainment expenses); and (2) to the extent such expenses do not exceed the amounts allocable for such expenses in budgets that are approved from time to time by the Company. The reimbursement of Executive's business expenses shall be upon monthly presentation to and approval by the Company of valid receipts and other appropriate documentation for such expenses.

         7.  Relocation.  The Company shall pay to Executive a one-time non-
             ----------
accountable relocation allowance in the amount of twenty thousand dollars ($20,000); provided, however, Executive shall be obligated to repay the entire allowance in the event that, within ninety (90) days from the date hereof, Executive voluntarily terminates, or the Company for cause terminates, his employment.

          8.  Withholdings.  All compensation paid to Executive &hall be subject
              ------------
to customary withholding tax and other employment taxes as are required with respect to compensation paid by a corporation to an employee.

      D.  Duties and Responsibilities.
          ---------------------------

          1.  Full-time.  Executive shall, during the Term of this Agreement,
              ---------
devote his full attention and expand his best efforts, energies, and skills, on a full-time basis, to the business of the Company and any corporation controlled by the Company. For purposes of this Agreement, the term the "Company" shall mean the Company and all Subsidiaries. The Company agrees that the devotion of reasonable amounts of time to business activities separate from and outside the scope of the business of the Company will not violate the terms of this Agreement, on the conditions that (i) such activities are not corporate opportunities of the Company; and (ii) such activities do not interfere with the performance of Executive's duties hereunder.

          2.  Duties set by Board.  During the Term of this Agreement, Executive
              -------------------
shall serve as the Chief Executive Officer of the Company or in such other capacity as determined by the Board of Directors or an Executive Committee, if any. In the performance of all of his responsibilities hereunder, Executive shall be subject to all of the Company's policies, rules, and regulations applicable to its executives of comparable status and shall report directly to, and shall be subject to, the direction and control of the Board of Directors of the Company and shall perform such duties as shall be assigned to him by the Board of Directors or its Executive Committee, if any. In performing such duties, Executive will be subject to and abide by, and will use his best efforts to cause other employees of the Company to be subject to and abide by, all policies and procedures developed by the Board of Directors or its Executive Committee, if any.

          3.  Conflicting Activities.
              ----------------------
              a. Executive shall not, during the term of this Agreement, be engaged in any other business activity without the prior consent of the Board of Directors of the Company; provided, however, that this restriction shall not be construed as preventing Executive from investing his personal assets in passive investments in business entities which are not in competition with the Company or its affiliates.

              b. Executive hereby agrees to promote and develop all business opportunities that come to his attention relating to current or anticipated future business of the Company, in a manner consistent with the best interests of the Company and with his duties under this Agreement. Should Executive discover a business opportunity that does not relate to the current or anticipated future business of the Company, he shall first offer such opportunity to the Company. Should the Board of Directors of the Company not exercise its right to pursue this business opportunity within a reasonable period of time, not to exceed sixty (60) days, then Executive may develop the business opportunity for himself; provided, however, that such development may in no way conflict or interfere with the duties owed by Executive to the Company under this Agreement. Further, Executive may develop such business opportunities only on his own time, and may not use any service, personnel, equipment, supplies, facility, or trade secrets of the Company in their development. As used herein, the term "business opportunity" shall not include business opportunities involving investment in publicly traded stocks, bonds or other securities, or other investments of a personal nature.

          4.  Full Authority of Executive.  To induce the Company to enter into
              ---------------------------
this Agreement, Executive represents and warrants to the Company that (a) Executive is not a party or subject to any employment agreement or arrangement with any other person, firm, company, corporation or other business entity, (b) Executive is subject to no restraint, limitation or restriction by virtue of any agreement or arrangement, or by virtue of any law or rule of law or otherwise which would impair the Executive's right or ability (i) to enter the employ of the Company, or (ii) to perform fully his duties and obligations pursuant to this Agreement, and (c) to the best of Executive's knowledge no material litigation is pending or threatened against any business or business entity owned or controlled or formerly owned or controlled by Executive.

     E.  Restrictive Covenants.
         ---------------------

         1. Executive acknowledges that (i) he has a major responsibility for the operation, administration, development and growth of the Company's business,
(ii) his work for the Company has brought him and will continue to bring him into close contact with confidential information of the Company and its customers, and (iii) the agreements and covenants contained in this Section E.1 are essential to protect the business interest of the Company and that the Company will not enter into this Agreement but for such agreements and covenants. Accordingly, the Executive covenants and agrees as follows:

             a. Except as otherwise provided for in this Agreement, during the Term of this Agreement and, if this Agreement is terminated under Section F.3 or F.5 during the Term, for two (2) years following such date of termination (the "Termination Period"), the Executive shall not, directly or indirectly, compete with respect to any services or products of the Company which are either offered or are being developed by the Company as of the date of termination; or, without limiting the generality of the foregoing, be or become. or agree to be or become, interested in or associated with, in any capacity (whether as a partner, shareholder, owner, officer, director, Executive, principal, agent, creditor, trustee, consultant, co-venturer or otherwise) any individual, corporation, firm, association, partnership, joint venture or other business entity, which competes with respect to any services or products of the Company which are either offered or are being developed by the Company as of the date of termination; provided, however, that the Executive may own, solely as an investment, not more than two percent (2%) of any class of securities of any publicly held corporation in competition with the Company whose securities are traded on any national securities exchange in the United States of America.

          b. During the term of this Agreement and, if applicable, during the Termination Period, the Executive shall not, directly or indirectly, (i) induce or attempt to influence any executive of the Company to leave its employ, or
(ii) induce or attempt to influence any person or business entity who was a customer or supplier of the Company during any portion of said period to transact business with a competitor of the Company in Company's business.

          c. During the Term of this Agreement, the Termination Period, if applicable, and thereafter, the Executive shall not disclose to anyone any information about the affairs of the Company, including, without limitation, trade secrets, trade "know-how", inventions, customer lists, business plans, operational methods, pricing policies, marketing plans, sales plans, identity of suppliers or customers, sales, profits or other financial information, which is confidential to the Company or is not generally known in the relevant trade, nor shall the Executive make use of any such information for his own benefit.

     2. If the Executive breaches, or threatens to commit a breach of Section E.1 (the Restrictive Covenants), the Company shall have the following rights and remedies, each of which shall be enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity.

          a. The Executive shall account for and pay over to the Company all compensation, profits, and other benefits, after taxes, which inure to Executive's benefit which are derived or received by the Executive or any person or business entity controlled by the Executive resulting from any action or transactions constituting a breach of any of the Restrictive Covenants.

          b. Notwithstanding the provisions of subsection a. above, the Executive acknowledges and agrees that in the event of a violation or threatened violation of any of the provisions of Section E.1, the Company shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunctive or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages, posting any bond or other security, and without prejudice to any other rights and remedies which may be available at law or in equity.

     3. If any of the Restrictive Covenants, or any part thereof, is held to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such termination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

     4. The parties hereto intend to and hereby confer jurisdiction to enforce the Restrictive Covenants upon the courts of any jurisdiction within the geographical scope of such

Restrictive Covenants. In the event that the courts of any one or more of such jurisdictions shall hold such Restrictive Covenants wholly unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other jurisdictions within the geographical scope of such Restrictive Covenants, as to breaches of such covenants in such other respective jurisdictions, the above covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

     F.  Termination; Bases for Termination.
         ----------------------------------

         1. Executive's employment hereunder may be terminated at any time by mutual agreement of the parties.

         2. This Agreement shall automatically terminate on the last day of the month in which Executive dies or becomes permanently incapacitated. "Permanent incapacity" as used herein shall mean mental or physical incapacity, or both, reasonably determined by the Company's Board of Directors based upon a certification of such incapacity by, in the discretion of the Company's Board of Directors, either Executive's regularly attending physician or a duly licensed physician selected by the Company's Board of Directors, rendering Executive unable to perform substantially all of his duties hereunder and which appears reasonably certain to continue for at least six (6) consecutive months without substantial improvement. Executive shall be deemed conclusively to have become permanently incapacitated on the date the Company's Board of Directors has determined that Executive is permanently incapacitated and so notifies Executive.

         3. Executive's employment may he terminated by the Company "with cause," effective upon delivery of written notice to Executive given at any time (without any necessity for prior notice) if any of the following shall occur:

             a. any action by Executive which would be grounds for termination because of any willful breach of duty, habitual neglect of duty, or continued incapacity;

             b. any material breach of Executive's obligations in Sections D and E above; or

             c. any material acts or events which inhibit Executive from fully performing his responsibilities to the Company in good faith, such as (i) a felony criminal conviction; (ii) any other criminal conviction involving Executive's lack of honesty or Executive's moral turpitude; (iii) drug or alcohol abuse; or (iv) acts of dishonesty, gross carelessness or gross misconduct.

         4. Executive's employment may be terminated by the Company "without cause" (for any reason or no reason at all) at any time by giving Executive 60 days prior written notice of termination, which termination shall be effective on the 60th day following such notice. If

Executive's employment under this Agreement is so terminated, the Company shall make a lump sum cash payment to Executive within 10 days after termination of an amount equal to (i) Executive's Base Salary for the balance of the term of the Agreement, plus (ii) any unreimbursed expenses accruing to the date of termination. For purposes of this provision, Executive's annual Base Salary and the remaining portion of the term of the Agreement shall be calculated as of the termination date. After the Company's termination of Executive under this provision, the Company shall not be obligated to provide the benefits to Executive (except as may be required by law).

         5. Executive may terminate his employment hereunder by giving the Company 60 days prior written notice, which termination shall be effective on the 60th day following such notice.

     G.  Miscellaneous.
         -------------

         1.  Transfer and Assignment. This Agreement is personal as to Executive
             -----------------------
and shall not be assigned or transferred by Executive without the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of all of the parties hereto and their respective permitted heirs, personal representatives, successors and assigns.

         2.  Severability. Nothing contained herein shall be construed to
             ------------
require the commission of any act contrary to law. Should there be any conflict between any provisions hereof and any present or future statute, law, ordinance, regulation, or other pronouncement having the force of law, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

         3.  Governing Law.  This Agreement is made under and shall he construed
             -------------
pursuant to the laws of the State of California.

         4.  Counterparts.  This Agreement may be executed in several
             ------------
counterparts, including electronically transmitted counterparts, and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

         5.  Entire Agreement. This Agreement constitutes the entire agreement
             ----------------
and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, arrangements, and understandings with respect thereto. No representation, promise, inducement, statement or intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement not so set forth herein.

         6.  Modification.  This Agreement may be modified, amended, superseded,
             ------------
or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the party or parties to be bound by any such modification, amendment, supersession, cancellation, or waiver.

         7.  Attorneys' Fees and Costs.  In the event of any dispute arising out
             -------------------------
of the subject matter of this Agreement, the prevailing party shall recover, in addition to any other damages assessed, its reasonable attorneys' fees and court costs incurred in litigating or otherwise settling or resolving such dispute whether or not an action is brought or prosecuted to judgment.

         8.  Construction.  In construing this Agreement, none of the parties
             ------------
hereto shall have any term or provision construed against such party solely by reason of such party having drafted the same.

         9.  Waiver.  The waiver by either of the parties, express or implied,
             ------
of any right under this Agreement or any failure to perform under this Agreement by the other party, shall not constitute or be deemed as a waiver of any other right under this Agreement or of any other failure to perform under this Agreement by the other party, whether of a similar or dissimilar nature.

         10. Cumulative Remedies.  Each and all of the several rights and
             -------------------
remedies provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one or such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy.

         11. Headings.  The section and other headings contained in this
             --------
Agreement are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

         12. Notices.  Any notice under this Agreement must be in writing, may
             -------
be telecopied, sent by express 24-hour guaranteed courier, or hand-delivered, or may be served by depositing the same in the United States mail, addressed to the party to be notified, postage-prepaid and registered or certified with a return receipt requested. The addresses of the parties for the receipt of notice shall be as follows:


If to the Company:
Cypress Financial Services, Inc.
5400 Orange Avenue, Suite 200
Cypress, California 90630
Attn: Mr. Farrest Hayden

If to Executive:
Manuel Occiano

---------------------

---------------------

---------------------

Each notice given by registered or certified mail shall be deemed delivered and effective on the date of delivery as shown on the return receipt, and each notice delivered in any other manner shall be deemed to be effective as of the time of actual delivery thereof. Each party may change its address for notice by giving notice thereof in the manner provided above.

          13.  Survival.  Any provision of this Agreement which imposes an
               --------
obligation after termination or expiration of this Agreement shall survive the termination or expiration of this Agreement and be binding on Executive and the Company.

          14.  Right of Set-Off.  Upon termination or expiration of this
               ----------------
Agreement, the Company shall have the right to set-off against the amounts due Executive hereunder the amount of any outstanding loan or advance from the Company to Executive.

          15.  Effective Date.  This Agreement shall become effective as of the
               --------------
date set forth on page 1 when signed by Executive and the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be executed as of the date first set forth above.

"COMPANY"                                           "EXECUTIVE"

Cypress Financial Services, Inc.,
a Nevada corporation


By: /s/ RICHARD W. KEYES                    /s/ MANUEL OCCIANO
        -----------------------                 ---------------------
Name:
        -----------------------
Title:
        -----------------------

                             EMPLOYMENT AGREEMENT

     This Employment Agreement is made and entered into as of this 4th day of September, 1998, by and between Cypress Financial Services, Inc., a Nevada corporation (the "Company"), and John Hindman, an individual ("Executive").

                                    RECITALS

     A. The Company desires to engage the services of Executive for the Company.

     B. Executive is willing and desires to be employed by the Company, and the Company desires to employ Executive, upon the terms, covenants and conditions hereinafter set forth.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter set forth, the parties hereto do hereby agree as follows:

     A.   Employment. The Company hereby employs Executive as its Chief
          ----------
Financial Officer, subject to the supervision and direction of the Company's Chief Executive Officer.

     B.   Term. The term of this Agreement shall be for the period commencing on
          ----
the date set forth above and shall continue through August 31, 2001, unless terminated earlier pursuant to Section F below; provided, however, that Executive's obligations in Sections D and E below shall continue in effect after such termination. This three-year period is hereinafter referred to as the "Term".

     C.   Compensation; Reimbursement.
          ---------------------------

          1. Base Salary. For all services rendered by Executive under this
                  ------
Agreement, the Company shall pay Executive a base salary of one hundred twenty five thousand dollars ($125,000) per annum, payable twice monthly in equal installments (the "Base Salary").

          2. Management Bonus. As additional compensation, Executive shall be
             ----------------
eligible to participate in the management bonus pool to be established by the Board of Directors and administered by the Compensation Committee. The bonus pool will consist of an amount equal to a percentage of the Company's net income before income taxes, excluding extraordinary gains and any residual income from securitizations. The bonus percentage will start once the Company has achieved a minimum net income figure and will increase pursuant to a graduated schedule up to a ceiling of ten percent (10%). Executive may earn an annual bonus of an amount up to 60% of his base salary.

          3. Stock Options. The Company shall, pursuant to the Company's stock
             -------------
option plan, grant to Executive an option to purchase 100,000 shares of the Company's common stock at an exercise price of $1.3125 per share. The option shall vest immediately upon grant as to 10,000 shares, with the balance of the option vesting at the rate of 7,500 shares per quarter over the three year period following the grant. Under the Company's stock option plan, no options can be exercised during the first six (6) months following the date of the grant.

          4. Stock Purchase Loan. The Company agrees to loan to Executive up to
             -------------------
Fifty thousand dollars ($50,000) to be used by Executive to purchase shares of the Company's publicly traded common stock on the open market. The loan shall be evidenced by a Recourse Secured Promissory Note, substantially in the form of the attached Exhibit A. The loan shall be secured by a pledge of the common stock so acquired pursuant to the terms of a Pledge Agreement and Security Interest in the Proceeds of Sale, substantially in the form of the attached Exhibit B.

          5. Additional Benefits. In addition to the Base Salary and the
             -------------------
Management Bonus, Executive shall be entitled to all other benefits of employment provided to other officers and key employees of the Company, including the Company's medical, dental and other insurance and health and welfare plans.

          6. Reimbursement. Executive shall be reimbursed for all reasonable
             -------------
"out-of-pocket" business expenses and disbursements for business travel and business entertainment incurred in connection with the performance of his duties under this Agreement (1) so long as such expenses constitute business deductions (in whole or in part) from taxable income for the Company and are excludable from taxable income to the Executive under the governing laws and regulations of the Internal Revenue Code (provided, however, that Executive shall be entitled to full reimbursement in any case where the Internal Revenue Service may, under
Section 274(n) of the Internal Revenue Code, disallow to the Company 20% of meals and entertainment expenses); and (2) to the extent such expenses do not exceed the amounts allocable for such expenses in budgets that are approved from time to time by the Company. The reimbursement of Executive's business expenses shall be upon monthly presentation to and approval by the Company of valid receipts and other appropriate documentation for such expenses.

          7. Relocation. The Company shall pay to Executive a one-time non-
             ----------
accountable relocation allowance in the amount of ten thousand dollars ($10,000); provided, however, Executive shall be obligated to repay the entire allowance in the event that, within ninety (90) days from the date hereof, Executive voluntarily terminates, or the Company for cause terminates, his employment.

          8. Withholdings. All compensation paid to Executive shall be subject
             ------------
to customary withholding tax and other employment taxes as are required with respect to compensation paid by a corporation to an employee.

          D. Duties and Responsibilities.
             ---------------------------

          1. Full-time. Executive shall, during the Term of this Agreement,
             ---------
devote his full attention and expand his best efforts, energies, and skills, on a full-time basis, to the business of the Company and any corporation controlled by the Company. For purposes of this Agreement, the term the "Company" shall mean the Company and all Subsidiaries. The Company agrees that the devotion of reasonable amounts of time to business activities separate from and outside the scope of the business of the Company will not violate the terms of this Agreement, on the conditions that (i) such activities are not corporate opportunities of the Company; and (ii) such activities do not interfere with the performance of Executive's duties hereunder.

          2. Duties set by Board. During the Term of this Agreement, Executive
             -------------------
shall serve as the Chief Financial Officer of the Company or in such other capacity as determined by the Board of Directors or an Executive Committee, if any. In the performance of all of his responsibilities hereunder, Executive shall be subject to all of the Company's policies, rules, and regulations applicable to its executives of comparable status and shall report directly to, and shall be subject to the direction and control of the Board of Directors of the Company and shall perform such duties as shall be assigned to him by the Board of Directors or its Executive Committee, if any. In performing such duties, Executive will be subject to and abide by, and will use his best efforts to cause other employees of the Company to be subject to and abide by, all policies and procedures developed by the Board of Directors or its Executive Committee, if any.

          3. Conflicting Activities.
             ----------------------

             a. Executive shall not, during the term of this Agreement, be engaged in any other business activity without the prior consent of the Board of Directors of the Company; provided, however, that this restriction shall not be construed as preventing Executive from investing his personal assets in passive investments in business entities which are not in competition with the Company or its affiliates.

             b. Executive hereby agrees to promote and develop all business opportunities that come to his attention relating to current or anticipated future business of the Company, in a manner consistent with the best interests of the Company and with his duties under this Agreement. Should Executive discover a business opportunity that does not relate to the current or anticipated future business of the Company, he shall first offer such opportunity to the Company. Should the Board of Directors of the Company not exercise its right to pursue this business opportunity within a reasonable period of time, not to exceed sixty (60) days, then Executive may develop the business opportunity for himself, provided, however, that such development may in no way conflict or interfere with the duties owed by Executive to the Company under this Agreement. Further, Executive may develop such business opportunities only on his own time, and may not use any service, personnel, equipment, supplies, facility, or trade secrets of the Company in their development. As used herein, the term "business opportunity" shall not include business opportunities involving investment in publicly traded stocks, bonds or other securities, or other investments of a personal nature.

          4. Full Authority of Executive. To induce the Company to enter into
             ---------------------------
this Agreement, Executive represents and warrants to the Company that (a) Executive is not a party or subject to any employment agreement or arrangement with any other person, firm, company, corporation or other business entity, (b) Executive is subject to no restraint, limitation or restriction by virtue of any agreement or arrangement, or by virtue of any law or rule of law or otherwise which would impair the Executive's right or ability (i) to enter the employ of the Company, or (ii) to perform fully his duties and obligations pursuant to this Agreement, and (c) to the best of Executive's knowledge no material litigation is pending or threatened against any business or business entity owned or controlled or formerly owned or controlled by Executive.

     E.   Restrictive Covenants.
          ---------------------

          1. Executive acknowledges that (i) he has a major responsibility for portfolio management and strategies, empirical modeling, control of accounting systems and procedures, and preparation of financial statements for the Company's business, (ii) his work for the Company has brought him and will continue to bring him into close contact with confidential information of the Company and its customers, and (iii) the agreements and covenants contained in this Section E.1 are essential to protect the business interest of the Company and that the Company will not enter into this Agreement but for such agreements and covenants. Accordingly, the Executive covenants and agrees as follows:

             a. Except as otherwise provided for in this Agreement, during the Term of this Agreement and, if this Agreement is terminated under Section F.3 or
F.5 during the Term, for two (2) years following such date of termination (the "Termination Period"), the Executive shall not, directly or indirectly, compete with respect to any services or products of the Company which are either offered or are being developed by the Company as of the date of termination; or, without limiting the generality of the foregoing, be or become, or agree to be or become, interested in or associated with, in any capacity (whether as a partner, shareholder, owner, officer, director, Executive, principal, agent, creditor, trustee, consultant, co-venturer or otherwise) any individual, corporation, firm, association, partnership, joint venture or other business entity, which competes with respect to any services or products of the Company which are either offered or are being developed by the Company as of the date of termination; provided, however, that the Executive may own, solely as an investment, not more than two percent (2%) of any class of securities of any publicly held corporation in competition with the Company whose securities are traded on any national securities exchange in the United States of America.

             b. During the term of this Agreement and, if applicable, during the Termination Period, the Executive shall not, directly or indirectly, (i) induce or attempt to influence any executive of the Company to leave its employ, or
(ii) induce or attempt to influence any person or business entity who was a customer or supplier of the Company during any portion of said period to transact business with a competitor of the Company in Company's business.

             c. During the Term of this Agreement, the Termination Period, if applicable, and thereafter, the Executive shall not disclose to anyone any information about the affairs of the Company, including, without limitation, trade secrets, trade "know-how", inventions, customer lists, business plans, operational methods, pricing policies, marketing plans, sales plans, identity of suppliers or customers, sales, profits or other financial information, which is confidential to the Company or is not generally known in the relevant trade, nor shall the Executive make use of any such information for his own benefit.

         2. If the Executive breaches, or threatens to commit a breach of Section E.1 (the Restrictive Covenants), the Company shall have the following rights and remedies, each of which shall be enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity.

               a. The Executive shall account for and pay over to the Company all compensation, profits, and other benefits, after taxes, which inure to Executive's benefit which are derived or received by the Executive or any person or business entity controlled by the Executive resulting from any action or transactions constituting a breach of any of the Restrictive Covenants,

               b. Notwithstanding the provisions of subsection a. above, the Executive acknowledges and agrees that in the event of a violation or threatened violation of any of the provisions of Section E.1, the Company shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunctive or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages, posting any bond or other security, and without prejudice to any other rights and remedies which may be available at law or in equity.

         3. If any of the Restrictive Covenants, or any part thereof, is held to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such termination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

         4. The parties hereto intend to and hereby confer jurisdiction to enforce the Restrictive Covenants upon the courts of any jurisdiction within the geographical scope of such Restrictive Covenants. In the event that the courts of any one or more of such jurisdictions shall hold such Restrictive Covenants wholly unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other jurisdictions within the geographical scope of such Restrictive Covenants, as to breaches of such covenants in such other respective jurisdictions, the above covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

     F.  Termination; Bases for Termination.
         -----------------------------------

         1. Executive's employment hereunder may be terminated at any time by Mutual agreement of the parties.

         2. This Agreement shall automatically terminate on the last day of the month in which Executive dies or becomes permanently incapacitated. "Permanent incapacity" as used herein shall mean mental or physical incapacity, or both, reasonably determined by the Company's

Board of Directors based upon a certification of such incapacity by, in the discretion of the Company's Board of Directors, either Executive's regularly attending physician or a duly licensed physician selected by the Company's Board of Directors, rendering Executive unable to perform substantially all of his duties hereunder and which appears reasonably certain to continue for at least six (6) consecutive months without substantial improvement. Executive shall be deemed conclusively to have become permanently incapacitated on the date the Company's Board of Directors has determined that Executive is permanently incapacitated and so notifies Executive.

          3. Executive's employment may be terminated by the Company "with cause," effective upon delivery of written notice to Executive given at any time (without any necessity for prior notice) if any of the following shall occur:

               a. any action by Executive which would be grounds for termination because of any willful breach of duty, habitual neglect of duty, or continued incapacity;

               b. any material breach of Executive's obligations in Sections D and E above; or

               c. any material acts or events which inhibit Executive from fully performing his responsibilities to the Company in good faith, such as (i) a felony criminal conviction; (ii) any other criminal conviction involving Executive's lack of honesty or Executive's moral turpitude; (iii) drug or alcohol abuse; or (iv) acts of dishonesty, gross carelessness or gross misconduct.

          4. Executive's employment may be terminated by the Company "without cause" (for any reason or no reason at all) at any time by giving Executive 60 days prior written notice of termination, which termination shall be effective on the 60th day following such notice. If Executive's, employment under this Agreement is so terminated, the Company shall make a lump sum cash payment to Executive within 10 days after termination of an amount equal to (i) Executive's Base Salary for the balance of the term of the Agreement, plus (ii) any unreimbursed expenses accruing to the date of termination. For purposes of this provision, Executive's annual Base Salary and the remaining portion of the term of the Agreement shall he calculated as of the termination date. After the Company's termination of Executive under this provision, the Company shall not be obligated to provide the benefits to Executive (except as may be required by law).

          5. Executive may terminate his employment hereunder by giving the Company 60 days prior written notice, which termination shall be effective on the 60th day following such notice.

     G.   Miscellaneous.

     1. Transfer and Assignment.  This Agreement is personal as to
        -----------------------
Executive and shall not be assigned or transferred by Executive without the prior written consent of the Company.

This Agreement shall be binding upon and inure to the benefit of all of the parties hereto and their respective permitted heirs, personal representatives, successors and assigns.

          2. Severability. Nothing contained herein shall be construed to
             ------------
require the commission of any act contrary to law. Should there be any conflict between any provisions hereof and any present or future statute, law, ordinance, regulation, or other pronouncement having the force of law, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

          3. Governing Law. This Agreement is made under and shall be construed
             -------------
pursuant to the laws of the State of California.

          4. Counterparts. This Agreement may be executed in several
             ------------
counterparts, including electronically transmitted counterparts, and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

          5. Entire Agreement. This Agreement constitutes the entire agreement
             ----------------
and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, arrangements, and understandings with respect thereto. No representation, promise, inducement, statement or intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement not so set forth herein.

          6. Modification. This Agreement may he modified, amended, superseded,
             ------------
or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the party or parties to be bound by any such modification, amendment, supersession, cancellation, or waiver.

          7. Attorneys' Fees and Costs. In the event of any dispute arising out
             -------------------------
of the subject matter of this Agreement, the prevailing party shall recover, in addition to any other damages assessed, its reasonable attorneys' fees and court costs incurred in litigating or otherwise settling or resolving such dispute whether or not an action is brought or prosecuted to judgment.

          8. Construction. In construing this Agreement, none of the parties
             ------------
hereto shall have any term or provision construed against such party solely by reason of such party having drafted the same.

          9. Waiver. The waiver by either of the parties, express or implied, of
             ------
any right under this Agreement or any failure to perform under this Agreement by the other party, shall not constitute or be deemed as a waiver of any other right under this Agreement or of any other failure to perform under this Agreement by the other party, whether of a similar or dissimilar nature.

          10. Cumulative Remedies. Each and all of the several rights and
              -------------------
remedies provided in this Agreement, or by law or in equity, shall he cumulative, and no one of them shall he exclusive of any other right or remedy, and the exercise of any one or such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy.

          11. Headings. The section and other headings contained in this
              --------
Agreement are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

          12. Notices. Any notice under this Agreement must be in writing, may
              -------
be telecopied, sent by express 24-hour guaranteed courier, or hand-delivered, or may be served by depositing the same in the United States mail, addressed to the party to be notified, postage-prepaid and registered or certified with a return receipt requested. The addresses of the parties for the receipt of notice shall be as follows:

If to the Company:
Cypress Financial Services, Inc.
5400 Orange Avenue, Suite 200
Cypress, California 90630
Attn: Mr. Farrest Hayden

If to Executive:
John Hindman
5047 Narragansett Avenue
San Diego, CA 92107


Each notice given by registered or certified mail shall be deemed delivered and effective on the date of delivery as shown on the return receipt, and each notice delivered in any other manner shall be deemed to be effective as of the time of actual delivery thereof. Each party may change its address for notice by giving notice thereof in the manner provided above.

          13. Survival. Any provision of this Agreement which imposes an
              --------
obligation after termination or expiration of this Agreement shall survive the termination or expiration of this Agreement and be binding on Executive and the Company.

          14. Right of Set-Off. Upon termination or expiration of this
              ----------------
Agreement, the Company shall have the right to set-off against the amounts due Executive hereunder the amount of any outstanding loan or advance from the Company to Executive,

          15. Effective Date. This Agreement shall become effective as of the
              --------------
date set forth on page 1 when signed by Executive and the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be executed as of the date first set forth above.

"COMPANY"                                        "EXECUTIVE"

Cypress Financial Services, Inc.,
a Nevada corporation


By: /s/ RICHARD H. KEYES                 /s/ JOHN HINDMAN
    ---------------------------------    ---------------------------------
Name:                                    John Hindman
     -----------------
Title:
      --------------------------